Exhibit 99. (a) (xvi)

LORD ABBETT MUNICIPAL INCOME FUND, INC.

ARTICLES SUPPLEMENTARY

LORD ABBETT MUNICIPAL INCOME FUND, INC., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: In accordance with § 2-105(c) of the Maryland General Corporation Law, the total number of shares of capital stock (the “Capital Stock”) that the Corporation shall have the authority to issue is hereby increased to 10,857,501,500 shares, of the par value $.001 each, having an aggregate par value of $10,857,501.50.

SECOND: (a) 150,000,000 of the additional shares of Capital Stock authorized in Article FIRST are hereby classified and designated as shares of Lord Abbett California Tax-Free Income Fund as follows:

Class A	25,000,000 shares
Class F	37,500,000 shares
Class F3	37,500,000 shares
Class I	50,000,000 shares

(b) 662,500,000 of the additional shares of Capital Stock authorized in Article FIRST are hereby classified and designated as shares of Lord Abbett High Yield Municipal Bond Fund as follows:

Class F	192,500,000 shares
Class F3	190,000,000 shares
Class I	280,000,000 shares

(c) 815,000,000 of the additional shares of Capital Stock authorized in Article FIRST are hereby classified and designated as shares of Lord Abbett Intermediate Tax Free Fund as follows:

Class A	48,000,000 shares
Class F	189,000,000 shares
Class F3	189,000,000 shares
Class I	389,000,000 shares

(d) 325,000,000 of the additional shares of Capital Stock authorized in Article FIRST are hereby classified and designated as shares of Lord Abbett National Tax-Free Income Fund as follows:

Class C	25,625,000 shares
Class F	126,250,000 shares
Class F3	96,875,000 shares
Class I	76,250,000 shares

(e) 150,000,000 of the additional shares of Capital Stock authorized in Article FIRST are hereby classified and designated as shares of Lord Abbett New Jersey Tax-Free Income Fund as follows:

Class A	63,750,000 shares
Class F	48,750,000 shares
Class F3	37,500,000 shares

(f) 150,000,000 of the additional shares of Capital Stock authorized in Article FIRST are hereby classified and designated as shares of Lord Abbett New York Tax-Free Income Fund as follows:

Class A	6,250,000 shares
Class F	37,500,000 shares
Class F3	48,750,000 shares
Class I	57,500,000 shares

(g) 650,000,000 of the additional shares of Capital Stock authorized in Article FIRST are hereby classified and designated as shares of Lord Abbett Short Duration High Yield Municipal Bond Fund as follows:

Class A	272,500,000 shares
Class F	92,500,000 shares
Class F3	92,500,000 shares
Class I	192,500,000 shares

(h) 650,000,500 of the additional shares of Capital Stock authorized in Article FIRST are hereby classified and designated as shares of Lord Abbett Short Duration Tax Free Fund as follows:

Class A	174,999,750 shares
Class F	190,000,300 shares
Class F3	92,500,225 shares
Class I	192,500,225 shares

THIRD: Under a power contained in Article V of the charter of the Corporation (the “Articles”), the Board of Directors of the Corporation (the “Board of Directors”), by resolutions duly adopted, reclassified the shares of each of the following series and classes of Capital Stock as set forth below:

(a) 200,000,000 authorized but unissued shares of all classes of Lord Abbett AMT Free Municipal Bond Fund are hereby reclassified as Class A shares of Lord Abbett National Tax-Free Income Fund;

(b) 30,000,000 authorized but unissued Class P shares of Lord Abbett California Tax-Free Income Fund are hereby reclassified as Class I shares of Lord Abbett California Tax-Free Income Fund;

(c) 30,000,000 authorized but unissued Class T shares of Lord Abbett California Tax-Free Income Fund are hereby reclassified as Class A shares of Lord Abbett California Tax-Free Income Fund;

(d) 15,000,000 authorized but unissued Class B shares of Lord Abbett High Yield Municipal Bond Fund are hereby reclassified as Class A shares of Lord Abbett High Yield Municipal Bond Fund;

(e) 200,000,000 authorized but unissued Class T shares of Lord Abbett High Yield Municipal Bond Fund are hereby reclassified as Class A shares of Lord Abbett High Yield Municipal Bond Fund;

(f) 10,000,000 authorized but unissued Class P shares of Lord Abbett High Yield Municipal Bond Fund are hereby reclassified as Class I shares of Lord Abbett High Yield Municipal Bond Fund;

(g) 20,000,000 authorized but unissued Class B shares of Lord Abbett Intermediate Tax Free Fund are hereby reclassified as Class A shares of Lord Abbett Intermediate Tax Free Fund;

(h) 300,000,000 authorized but unissued Class T shares of Lord Abbett Intermediate Tax Free Fund are hereby reclassified as Class A shares of Lord Abbett Intermediate Tax Free Fund;

(i) 10,000,000 authorized but unissued Class P shares of Lord Abbett Intermediate Tax Free Fund are hereby reclassified as Class A shares of Lord Abbett Intermediate Tax Free Fund;

(j) 20,000,000 authorized but unissued Class B shares of Lord Abbett National Tax-Free Income Fund are hereby reclassified as Class A shares of Lord Abbett National Tax-Free Income Fund;

(k) 50,000,000 authorized but unissued Class T shares of Lord Abbett National Tax-Free Income Fund are hereby reclassified as Class A shares of Lord Abbett National Tax-Free Income Fund;

(l) 17,500,000 authorized but unissued Class P shares of Lord Abbett National Tax-Free Income Fund are hereby reclassified as Class A shares of Lord Abbett National Tax-Free Income Fund;

(m) 12,500,000 authorized but unissued Class P shares of Lord Abbett National Tax-Free Income Fund are hereby reclassified as Class C shares of Lord Abbett National Tax-Free Income Fund;

(n) 21,250,000 authorized but unissued Class I shares of Lord Abbett New Jersey Tax-Free Income Fund are hereby reclassified as Class A shares of Lord Abbett New Jersey Tax-Free Income Fund;

(o) 30,000,000 authorized but unissued Class T shares of Lord Abbett New Jersey Tax-Free Income Fund are hereby reclassified as Class A shares of Lord Abbett New Jersey Tax-Free Income Fund;

(p) 30,000,000 authorized but unissued Class P shares of Lord Abbett New Jersey Tax-Free Income Fund are hereby reclassified as Class A shares of Lord Abbett New Jersey Tax-Free Income Fund;

(q) 30,000,000 authorized but unissued Class T shares of Lord Abbett New York Tax-Free Income Fund are hereby reclassified as Class A shares of Lord Abbett New York Tax-Free Income Fund;

(r) 30,000,000 authorized but unissued Class P shares of Lord Abbett New York Tax-Free Income Fund are hereby reclassified as Class A shares of Lord Abbett New York Tax-Free Income Fund;

(s) 200,000,000 authorized but unissued Class T shares of Lord Abbett Short Duration High Yield Municipal Bond Fund are hereby reclassified as Class A shares of Lord Abbett Short Duration High Yield Municipal Bond Fund;

(t) 1,000 authorized but unissued Class B shares of Lord Abbett Short Duration Tax Free Fund are hereby reclassified as Class A shares of Lord Abbett Short Duration Tax Free Fund; and

(u) 200,000,000 authorized but unissued Class T shares of Lord Abbett Short Duration Tax Free Fund are hereby reclassified as Class A shares of Lord Abbett Short Duration Tax Free Fund.

FOURTH: Prior to the increase in the authorized shares described in Article FIRST above and the reclassification of the Capital Stock as described in Articles SECOND and THIRD above, the total number of shares of Capital Stock that the Corporation had authority to issue was 7,305,001,000 shares, of the par value $.001 each, having an aggregate par value of $7,305,001. The authorized shares of the Corporation were classified and designated as follows:

Lord Abbett AMT Free Municipal Bond Fund
Class A	60,000,000 shares
Class C	20,000,000 shares

Class F	30,000,000 shares
Class F3	30,000,000 shares
Class I	30,000,000 shares
Class T	30,000,000 shares

Lord Abbett California Tax-Free Income Fund
Class A	60,000,000 shares
Class C	20,000,000 shares
Class F	30,000,000 shares
Class F3	30,000,000 shares
Class I	100,000,000 shares
Class P	30,000,000 shares
Class T	30,000,000 shares

Lord Abbett High Yield Municipal Bond Fund
Class A	400,000,000 shares
Class B	15,000,000 shares
Class C	200,000,000 shares
Class F	200,000,000 shares
Class F3	200,000,000 shares
Class I	100,000,000 shares
Class P	10,000,000 shares
Class T	200,000,000 shares

Lord Abbett Intermediate Tax Free Fund
Class A	400,000,000 shares
Class B	20,000,000 shares
Class C	200,000,000 shares
Class F	300,000,000 shares
Class F3	300,000,000 shares
Class I	100,000,000 shares
Class P	10,000,000 shares
Class T	300,000,000 shares

Lord Abbett National Tax-Free Income Fund
Class A	300,000,000 shares
Class B	20,000,000 shares
Class C	50,000,000 shares
Class F	50,000,000 shares

Class F3	50,000,000 shares
Class I	100,000,000 shares
Class P	30,000,000 shares
Class T	50,000,000 shares

Lord Abbett New Jersey Tax-Free Income Fund
Class A	80,000,000 shares
Class F	30,000,000 shares
Class F3	30,000,000 shares
Class I	100,000,000 shares
Class P	30,000,000 shares
Class T	30,000,000 shares

Lord Abbett New York Tax-Free Income Fund
Class A	60,000,000 shares
Class C	20,000,000 shares
Class F	30,000,000 shares
Class F3	30,000,000 shares
Class I	100,000,000 shares
Class P	30,000,000 shares
Class T	30,000,000 shares

Lord Abbett Short Duration High Yield Municipal Bond Fund
Class A	400,000,000 shares
Class C	200,000,000 shares
Class F	200,000,000 shares
Class F3	200,000,000 shares
Class I	100,000,000 shares
Class T	200,000,000 shares

Lord Abbett Short Duration Tax Free Fund
Class A	400,000,000 shares
Class B	1,000 shares
Class C	200,000,000 shares
Class F	200,000,000 shares
Class F3	200,000,000 shares
Class I	100,000,000 shares
Class T	200,000,000 shares

FIFTH: Following the increase in the authorized shares described in Article FIRST above and the reclassification of the Capital Stock as described in Articles SECOND and THIRD above, the total number of shares of Capital Stock that the Corporation has authority to issue is 10,857,501,500 shares, of the par value $.001 each, having an aggregate par value of $10,857,501.50. The authorized shares of the Corporation are classified and designated as follows:

Lord Abbett California Tax-Free Income Fund
Class A	115,000,000 shares
Class C	20,000,000 shares
Class F	67,500,000 shares
Class F3	67,500,000 shares
Class I	180,000,000 shares

Lord Abbett High Yield Municipal Bond Fund
Class A	615,000,000 shares
Class C	200,000,000 shares
Class F	392,500,000 shares
Class F3	390,000,000 shares
Class I	390,000,000 shares

Lord Abbett Intermediate Tax Free Fund
Class A	778,000,000 shares
Class C	200,000,000 shares
Class F	489,000,000 shares
Class F3	489,000,000 shares
Class I	489,000,000 shares

Lord Abbett National Tax-Free Income Fund
Class A	587,500,000 shares
Class C	88,125,000 shares
Class F	176,250,000 shares
Class F3	146,875,000 shares
Class I	176,250,000 shares

Lord Abbett New Jersey Tax-Free Income Fund
Class A	225,000,000 shares
Class F	78,750,000 shares
Class F3	67,500,000 shares
Class I	78,750,000 shares

Lord Abbett New York Tax-Free Income Fund
Class A	126,250,000 shares
Class C	20,000,000 shares
Class F	67,500,000 shares
Class F3	78,750,000 shares
Class I	157,500,000 shares

Lord Abbett Short Duration High Yield Municipal Bond Fund
Class A	872,500,000 shares
Class C	200,000,000 shares
Class F	292,500,000 shares
Class F3	292,500,000 shares
Class I	292,500,000 shares

Lord Abbett Short Duration Tax Free Fund
Class A	775,000,750 shares
Class C	200,000,000 shares
Class F	390,000,300 shares
Class F3	292,500,225 shares
Class I	292,500,225 shares

SIXTH: Subject to the power of the Board of Directors to classify and reclassify unissued shares, all shares of the Corporation hereby classified as specified herein shall be invested in the applicable portfolio of the Corporation and shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of a class of the applicable series as set forth in the Articles and shall be subject to all other provisions of the Articles relating to stock of the Corporation generally.

SEVENTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended. The shares of Capital Stock hereby reclassified as specified above have been duly classified by the Board of Directors under the authority contained in the Articles.

EIGHTH: The undersigned officer of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of such officer’s knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

-Signature page follows-

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Vice President and Assistant Secretary and attested by its Assistant Secretary on April 17, 2019.

LORD ABBETT MUNICIPAL INCOME FUND, INC.

By:	/s/ Pamela P. Chen
Pamela P. Chen
Vice President and Assistant Secretary

ATTEST:

/s/ Denise A. Wilson

Denise A. Wilson

Assistant Secretary

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